Exhibit 99.1

Sean Collins 817-967-1577 mediarelations@aa.com

FOR RELEASE: Wednesday, July 24, 2013

AMERICAN AIRLINES ANNOUNCES EARLY TENDER RESULTS, EXTENSION OF EXPIRATION DATE AND WAIVER OF MINIMUM TENDER AND INSTRUCTION CONDITION FOR ITS PREVIOUSLY ANNOUNCED CASH TENDER OFFERS

FORT WORTH, Texas – American Airlines, Inc. (American), the principal operating subsidiary of AMR Corporation, today announced early tender results and changes with respect to its previously announced tender offers to purchase for cash any and all of its 8.625% Class A Pass Through Certificates, Series 2011-2 (2011-2 Certificates), its 10.375% Class A Pass Through Certificates, Series 2009-1 (2009-1 Certificates), and its 13.0% 2009-2 Secured Notes due 2016 (2009-2 Notes, and, together with the 2011-2 Certificates and the 2009-1 Certificates, collectively, “Securities”). The tender offers are made pursuant to and are subject to the terms and conditions described in the Offer to Purchase dated as of June 26, 2013 (Offer to Purchase) and related Letter of Transmittal dated as of June 26, 2013 (Letter of Transmittal).

American today announced the following:

1. American has waived the Minimum Tender and Instruction Condition as described in the Offer to Purchase with respect to each tender offer.

2. American has extended the Expiration Date for each tender offer to 11:59 p.m. EDT, on Aug. 6, 2013 (Expiration Date). The Expiration Date for each tender offer was previously 5 p.m. EDT, on Aug. 2, 2013.

3. The aggregate amount of each class of Securities that was validly tendered and not withdrawn as of 5 p.m. EDT, on July 12, 2013 (Early Tender Date) is set forth in the table below.

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AMERICAN AIRLINES ANNOUNCES EARLY TENDER RESULTS, EXTENSION OF EXPIRATION DATE AND WAIVER OF MINIMUM TENDER AND INSTRUCTION CONDITION FOR ITS PREVIOUSLY ANNOUNCED CASH TENDER OFFERS

July 24, 2013

CUSIP Number	Title of Security	Original Aggregate Face/Principal Amount	Current Aggregate Pool Balance/ Principal Amount Outstanding(1)	Amortization Factor(2)	Original Aggregate Face/Principal Amount Tendered	Current Aggregate Pool Balance/ Principal Amount Tendered	Percentage of Current Aggregate Pool Balance/ Principal Amount Outstanding(1) Tendered
02377VAA0	8.625% Class A Pass Through Certificates, Series 2011-2	$725,694,000	$660,371,609	91.00%	$240,677,000	$219,012,776	33.17%
023763AA3	10.375% Class A Pass Through Certificates, Series 2009-1	$520,110,000	$408,013,786	78.44%	$113,487,000	$89,027,823	21.82%
023771R75	13.0% 2009-2 Secured Notes due 2016	$276,400,000	$159,036,999	57.54%	$29,558,000	$17,007,292	10.69%

(1)	As of the Early Tender Date. Reflects principal repayments or distributions, as the case may be, made prior to the Early Tender Date (including the distribution made on July 2, 2013 with respect to the 2009-1 Certificates) on each class of Securities but does not reflect any scheduled repayments after the Early Tender Date. Prior to the Expiration Date, a principal repayment is expected to be made on August 1, 2013 with respect to the outstanding principal amount of the 2009-2 Notes. Payment with respect to Securities accepted for purchase pursuant to a tender offer will be made, however, only on outstanding pool balances or principal amounts (as applicable) of the Securities as of the applicable settlement date.
(2)	As of the Early Tender Date. Such amortization factor would change in the event of any principal repayment or principal distribution on any class of Securities after the Early Tender Date.

As of 5 p.m. EDT, on July 23, 2013, 26.48% of the aggregate outstanding pool balance or principal amount (as applicable) of the Securities, on a combined basis, had been tendered and not validly withdrawn.

Holders of Securities who validly tender their Securities after the Early Tender Date and on or before the Expiration Date will be eligible to receive only the tender offer consideration described in the Offer to Purchase, which amount does not include the early tender payment of $65 per $1,000 outstanding pool balance or principal amount (as applicable) with respect to any Securities that were validly tendered and not validly withdrawn by the Early Tender Date and accepted for purchase.

Except as described herein, other terms of the tender offers remain unchanged. Holders of Securities should read carefully and in their entirety the Offer to Purchase and Letter of Transmittal before deciding whether to tender. No further action is required to be taken by holders who have already tendered Securities.

American’s obligation in connection with any tender offer to accept for purchase, and to pay for, any Securities that are validly tendered and not validly withdrawn pursuant to such tender offer remains subject to and conditioned upon, among other things, the satisfaction or, where applicable, its waiver or amendment, in each case as determined by American in its sole discretion, of the following conditions: (1) approval from the United States Bankruptcy Court for the Southern District of New York for the tender offers shall not have been stayed, reversed, modified or vacated; (2) American shall have issued new debt financing subsequent to the date hereof in an amount, and on terms and conditions, satisfactory to American in its sole and

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AMERICAN AIRLINES ANNOUNCES EARLY TENDER RESULTS, EXTENSION OF EXPIRATION DATE AND WAIVER OF MINIMUM TENDER AND INSTRUCTION CONDITION FOR ITS PREVIOUSLY ANNOUNCED CASH TENDER OFFERS

July 24, 2013

absolute discretion; and (3) certain general conditions, as further described in the Offer to Purchase. Each tender offer can be modified or terminated without affecting the terms or conditions of any other tender offer. American previously announced on July 11, 2013 the waiver of the Second Circuit Decision Condition described in the Offer to Purchase with respect to each tender offer.

American has retained Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC to serve as the Dealer Managers for the tender offers. American also has retained D.F. King & Co., Inc. to serve as the Tender Agent and Information Agent. Copies of the Offer to Purchase and Letter of Transmittal can be obtained by contacting the Information Agent at (800) 290-6429. Questions regarding the tender offers should be directed to Deutsche Bank Securities Inc. at (866) 627-0391 (toll-free) or (212) 250-2955 (collect) and Morgan Stanley & Co. LLC at (800) 624-1808 (toll-free) or (212) 761-1057 (collect). You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the tender offers.

This press release is not a tender offer to purchase or a solicitation of acceptance of a tender offer, which may be made only pursuant to the terms of the Offer to Purchase and the Letter of Transmittal. In any jurisdiction where the laws require the tender offers to be made by a licensed broker or dealer, the tender offers will be deemed made on behalf of American by Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, or one or more registered brokers or dealers under the laws of such jurisdiction. The tender offers are not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky, or other laws of such jurisdiction.

Statements in this release contain forward-looking statements which constitute American’s expectations or beliefs concerning future events. These forward-looking statements are subject to a number of factors that could cause actual results to differ from our expectations, including, but not limited to, those described under “Certain Significant Consequences to Holders” in the Offer to Purchase and other factors described in American’s filings with the Securities and Exchange Commission, including American’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, filed on April 18, 2013, as amended by Amendment No. 1 to the Quarterly Report on Form 10-Q/A, filed on June 7, 2013, American’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, filed on July 18, 2013, and American’s Annual Report on Form 10-K for the year ended Dec. 31, 2012, filed on Feb. 20, 2013, as amended by Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended Dec. 31, 2012, filed on April 16, 2013. Except to the extent required by law, American undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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